EXHIBIT 10.7
------------------
                    ARBORWOOD FORUMS - TERMS OF SERVICE

By registering with and using the Arborwood Forums Service, you agree to abide by the following Terms of Service Agreement.

1. ACCEPTANCE OF TERMS - By registering to use the Arborwood Forums Service (the "Service"), you agree to be bound by the terms of this Agreement (the "Agreement") and any modifications made to it in the future.

2. THE ARBORWOOD FORUMS SERVICE - The Service is an online application that allows businesses and individuals to build, join, and participate in customized discussion forums. You understand and agree that the Service is provided "AS-IS" and that Arborwood assumes no responsibility for, among other things, (1) any service outages or interruptions, (2) the unavailability of individual forums, services, or features, (3) the inability to access the Service, (4) the deletion of materials posted to the service, or (5) the failure to store materials posted to the service. No Information that is stored on the Service is not guaranteed to be safe from deletion, theft, or loss.

3. REGISTRATION - Registration is required to create a new discussion forum using the Service and to post materials to an existing forum or take advantage of other features available only to registered users. Arborwood does not sell or give e-mail addresses provided during registration to any third parties, nor does it use said addresses for any purpose other than conveying information related to the user's specific discussion forum.

4. CONTENT ACCESSIBLE ON THE SERVICE - The Service hosts discussion forums covering a broad array of topics. While certain materials are not allowed on the Service, it is still possible that some users may find material to be offensive or objectionable. Please use caution and common sense when viewing any discussion forum hosted on this Service. Likewise, understand that the Service does not monitor attachments posted to the service nor scan said attachments for viruses. Arborwood is not responsible for any harm incurred by users who open infected attachments posted to the Service. Do not open any attachments unless you are familiar with the poster and know what the attachment is.

You acknowledge that Arborwood does not regularly monitor forum content, but agree that Arborwood shall have the right (but not the obligation) to access any board and remove or restrict access to any content posted to the Service. This may be done at the sole discretion of Arborwood and without any compensation.

5. LICENSE GRANTED TO ARBORWOOD - You grant Arborwood the world-wide, royalty free, and non-exclusive license to reproduce, modify, adapt, distribute, and publish any content you post, upload, and/or contribute to the Service, for the purposes of displaying such information on Arborwood's sites and the promotion and marketing of Arborwood's services. However, Arborwood will not attempt to resell or otherwise convey these rights to any third party. Likewise, Arborwood will gain written permission from the moderator of a discussion forum before posting any of its content in any location other than the standard forum interface.

6. USER CONDUCT - You agree not to use the Service to:
(a) violate or solicit the violation of any applicable local, state, national, or international law;
(b) infringe the rights of any third party, including but not limited to intellectual property rights and privacy or publicity rights;
(c) upload, post, e-mail, or otherwise transmit any content that (1) is unlawful, threatening, abusive, tortious, defamatory, obscene, libelous, or invasive of another's privacy; (2) consists of instructional information on illegal activities, including, but not limited to, hacking, cracking, and phreaking; (3) violates or infringes in any way upon the proprietary rights of others, including, without limitation, copyrighted software, music, photographs, text, videos or artwork;
(4) constitutes pornography, or sexual material of an obscene nature or that violates local, state, or national laws; (5) is the private information of another such as their addresses, phone number, Social Security number, or credit card number; (6) contains software viruses, Trojan horses, or any other computer code, files, or programs designed to interrupt, destroy, or limit the functionality of any computer software or hardware or telecommunications equipment; or (7) you do not have the right to upload or post due to contractual or other legal obligation; (d) impersonate any person or party, including, but not limited to, an Arborwood Forum Administrator, or falsely state or otherwise misrepresent your affiliation with a person or entity;
(e) forge headers or otherwise manipulate identifiers in order to disguise the origin of any content transmitted through the Service;
(f) interfere with or otherwise manipulate identifiers in order to disguise the origin of any content transmitted through the Service;
(g) disseminate off-topic messages on forums promoting any product, service, website, forum, or venture, or promote forums on the Service through unsolicited e-mail messages to third parties.

If you do use the Service to commit any of the above, Arborwood may, at its sole discretion, terminate your user account and/or discussion forum and discard any content within the Service.

6. CREATION OF DISCUSSION FORUMS - In creating a discussion forum using the Service, you agree to use your best efforts to comply with
Section 6 of this Agreement. Likewise, you agree to take action to remove or disable access to any content that violates Section 6 of the Agreement.

7. LIMITATIONS OF SERVICE - You agree that Arborwood may establish, at its sole discretion, any rules or limitations regarding use of the Service, including, for example, limits on the number of messages that can be posted to a forum, the size of messages and/or attachments posted, or limits on the number of users in a given forum. Such limits and restrictions can be enacted at any time with or without notice by Arborwood.

8. MODIFICATION AND TERMINATION OF SERVICE - Arborwood reserves the right at any time to modify or discontinue the Service with or without notice. You agree that Arborwood shall not be responsible for any lost or interrupted business or transactions as a result of the modification or termination of the Service.

You agree that Arborwood may terminate the Service for a specific discussion forum if any of the following actions are taken by a user of the Service:
(a) intentionally circumventing any Arborwood advertisement display;
(b) registering for the Service with a false e-mail address or one which is not your own or that has become inactive;
(c) reproducing, distributing, republishing, or retransmitting material posted by other Service users without the prior permission of said users.

9. USE OF THE SERVICE - You agree not to reproduce, duplicate, copy, sell, resell, or exploit for any commercial purpose use of the Service, access to the Service, or any of the content accessible through the Service, other than the content to which you hold intellectual property rights.

11. DISCLAIMER OF WARRANTIES YOU EXPRESSLY UNDERSTAND AND AGREE THAT:
(a) YOUR USE OF THE SERVICE IS AT YOUR SOLE RISK. THE SERVICE IS PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. ARBORWOOD EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.
(b) ARBORWOOD MAKES NO WARRANTY THAT (i) THE SERVICE WILL MEET YOUR REQUIREMENTS, (ii) THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR-FREE, (iii) THE INFORMATION THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE WILL BE ACCURATE OR RELIABLE.
(c) ANY MATERIAL DOWNLOADED OR OTHERWISE OBTAINED THROUGH THE USE OF
THE SERVICE IS OBTAINED AND USED AT YOUR SOLE| RISK AND DISCRETION AND YOU WILL BE SOLELY RESPONSIBLE FOR ANY DAMAGE TO YOUR COMPUTER SYSTEM
OR LOSS OF DATA THAT RESULTS FROM THE DOWNLOAD OF ANY SUCH MATERIAL.
(d) NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED BY YOU THROUGH OR FROM THE SERVICE SHALL CREATE ANY WARRANTY BY ARBORWOOD.

12. LIMITATION OF LIABILITY YOU EXPRESSLY UNDERSTAND AND AGREE THAT ARBORWOOD SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, GOODWILL, USE, DATA OR OTHER INTANGIBLE LOSSES (EVEN IF ARBORWOOD HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), RESULTING
FROM: (i) THE USE OR THE INABILITY TO USE THE SERVICE; (ii) THE COST OF PROCUREMENT OF SUBSTITUTE GOODS AND SERVICES RESULTING FROM ANY GOODS, DATA, INFORMATION OR SERVICES PURCHASED OR OBTAINED OR MESSAGES RECEIVED OR TRANSACTIONS ENTERED INTO THROUGH OR FROM THE SERVICE; (iii) UNAUTHORIZED ACCESS TO OR ALTERATION OF YOUR TRANSMISSIONS OR DATA; (iv) STATEMENTS OR CONDUCT OF ANY THIRD PARTY ON THE SERVICE; OR (v) ANY OTHER MATTER RELATING TO THE SERVICE.

13. EXCLUSIONS AND LIMITATIONS SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES OR THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. ACCORDINGLY, SOME OF THE ABOVE LIMITATIONS OF SECTIONS 12 AND 13 MAY NOT APPLY TO YOU.

Please report any violation of these Terms of Service to an Arborwood Forums Administrator at forumadmin@arborwood.com.